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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      January 28, 2000 (January 26, 2000)

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                               BANCORPSOUTH, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        MISSISSIPPI              0-10826                   64-0659571
      ---------------       ----------------        ----------------------
      (State or Other       (Commission File           (I.R.S. Employer
      Jurisdiction of            Number)            Identification Number)
      Incorporation)


         ONE MISSISSIPPI PLAZA
          TUPELO, MISSISSIPPI                              38801
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         (Address of Principal                          (Zip Code)
          Executive Offices)


                                 (662) 680-2000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed from Last Report)


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ITEM 5.  OTHER EVENTS

         On January 26, 2000, the Registrant issued a press release regarding the Registrant's common stock repurchase program whereby the Registrant may acquire up to 2,680,000 shares of its common stock. The Registrant expects to complete this repurchase program within the next 12 months. In addition, the Registrant announced a quarterly cash dividend of $.13 per common share payable April 3, 2000 to shareholders of record on March 15, 2000. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

         Statements contained in this Current Report which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the likelihood of the repurchase by Registrant of up to 2,680,000 shares of its common stock within the next 12 months. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results. These risks and uncertainties include changing market conditions, changes in the market price of the Registrant's common stock, lack of adequate funding for stock repurchases, regulatory constraints and other factors as may be identified from time to time in the Registrant's filings with the Securities and Exchange Commission or in the Registrant's press releases.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is filed herewith:

Exhibit Number     Description
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99.1               Press Release of the Registrant, released on January 26, 2000




























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANCORPSOUTH, INC.


                                       By: /s/ L. NASH ALLEN, JR.
                                           -------------------------------------
                                           L. Nash Allen, Jr.
                                           Treasurer and Chief Financial Officer




Date: January 27, 2000





























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                                 EXHIBIT INDEX

Exhibit Number     Description
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99.1               Press Release of the Registrant, released on January 26, 2000